UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cimarex Energy Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIMAREX ENERGY CO. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held virtually at www.viewproxy.com/cimarex/2021 on May 12, 2021This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, form of proxy, and Annual Report on Form 10-K are available at www.allianceproxy.com/cimarex/2021. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 3, 2021 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE.To the Shareholders of CIMAREX ENERGY CO. Notice is hereby given that the Annual Meeting of Shareholders of Cimarex Energy Co. will be held virtually at www.viewproxy. com/cimarex/2021 on May 12, 2021 at 9:00 a.m. Mountain Daylight Time for the following purposes:1. Election of two Class I directors: (01) Kathleen A. Hogenson (02) Lisa A. Stewart 2. Advisory vote to approve executive compensation 3. Approve Amended and Restated 2019 Equity Incentive Plan 4. Proposal to amend and restate our Certificate of Incorporation to provide for the annual election of all directors 5. Ratify the appointment of KPMG LLP as our independent auditors for 2021 The Board of Directors recommends a vote “FOR” all the nominees listed under Item 1, and “FOR” Items 2, 3, 4, and 5. Please register in advance to attend virtually using the following link: https://www.allianceproxy.com/cimarex/2021.The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods:INTERNETTELEPHONE E-MAILTo view your proxy materials online, go to http://www.allianceproxy.com/cimarex/2021. Have the 11 digit control number available when you access the website and follow the instructions.877-777-2857 TOLL FREErequests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.You must use the 11 digit control number located in the box below.CONTROL NO.

 CIMAREX ENERGY CO. Directions on attending the Annual Meeting and voting may be found in the Proxy Statement.The following proxy materials are available to you for review at: http://www.allianceproxy.com/cimarex/2021 Proxy Statement 2020 Annual Report to ShareholdersACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials.You May Vote Your Proxy When You View The Material On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.REQUESTING A PAPER COPY OF THE PROXY MATERIALSBy telephone please call 1-877-777-2857 or By logging onto http://www.allianceproxy.com/cimarex/2021 or By email at: requests@viewproxy.comPlease include the company name and your control number in the subject line.